Exhibit 10.3

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is made and entered into effective as of December 22, 2011 (the “Effective Date”) by and between MIRNA THERAPEUTICS, INC., a Delaware corporation with a place of business at 2150 Woodward Street, Suite 100, Austin, Texas 78744 (“MirnaRx”), and MARINA BIOTECH, INC., a Delaware corporation with a place of business at 3830 Monte Villa Parkway, Bothell, Washington 98021 USA (“Marina Bio”). Marina Bio and MirnaRx are sometimes referred to herein individually as a “Party”, and collectively as the “Parties.”

RECITALS

WHEREAS, Marina Bio owns or controls certain patent rights and know-how relating to its proprietary oligonucleotide delivery technology that may be useful for delivery of microRNA sequences for use treating certain cancers and other diseases or conditions; and

WHEREAS, MirnaRx has capabilities in the research and development of microRNA drug candidates and products and desires to obtain from Marina Bio, and Marina Bio is willing to grant to MirnaRx, a license under Marina Bio’s technology and intellectual property relating to Marina Bio’s liposomal delivery technology known as NOV340, to [***] develop and commercialize drug products containing such delivery technology combined with one or more selected MirnaRx mircoRNA molecules [***], on the terms and conditions set forth herein;

NOW, THEREFORE, based on the premises and the mutual covenants and obligations set forth below, and intending to be bound hereby, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings as set forth below:

1.1 “Additional Indication” means, with respect to a particular Licensed Product, an indication for treating or preventing a human disease or condition that is the subject of and covered by a unique NDA application and Regulatory Approval, different from and subsequent to the original Regulatory Approval for such Licensed Product.

1.2 “Affiliate” means, with respect to a particular Party, an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, the term “control” (with correlative meanings for the terms “controlled by” and “under common control with”) means that the applicable entity has the actual power, direct or indirect, to direct and to cause the direction of the management and policies of the applicable other entity, whether through ownership of fifty

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

percent (50%) or more of the voting securities of such other entity, by contract or otherwise. An entity will be an Affiliate for purposes of this Agreement only so long as it satisfies the definition set forth above in this Section.

1.3 “Applicable Law” means all applicable laws, rules, ordinances, and regulations, including any rules, regulations, guidelines or other requirements of relevant government agencies, that may be in effect from time to time in the applicable country or jurisdiction, applicable to the specific activities being undertaken pursuant to this Agreement.

1.4 “Available” means, with respect to a particular MirnaRx Compound for which MirnaRx submits a notice under Section 2.6, that at the time of such notice Marina Bio is not bound by an agreement with a Third Party that grants such Third Party exclusive license rights under the Licensed Technology with respect to such MirnaRx Compound.

1.5 “Bankrupt Party” shall have the meaning ascribed to such term in Section 10.2(b).

1.6 “Claim” means any claim, allegation, suit, complaint, action or legal proceeding.

1.7 “Commercialize” or “Commercialization” means those activities comprising or relating to the manufacturing, promotion, marketing, advertising, distribution and sale of Licensed Products, including Phase IV Trials or equivalent clinical trials conducted following Regulatory Approval as needed or useful to promote and market the Licensed Product and/or maintain such Regulatory Approval.

1.8 “Commercially Reasonable Efforts” means, with respect to particular tasks or activities hereunder in developing or Commercialization Licensed Product, a level of efforts applied to such tasks or activities reasonably consistent with the efforts commonly used by similarly-situated companies in the pharmaceutical industry to conduct such activities on products at a similar (as compared to the Licensed Product at the applicable time) stage in its product life and of similar market potential, profit potential and strategic value resulting from its own research efforts, based on information and conditions then-prevailing, including, without limitation, efficacy of the product, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the product, the likelihood of regulatory approval given the regulatory structure involved and the likelihood of adequate reimbursement. Commercially Reasonable Efforts shall be determined on a country-by-country or market-by-market basis (as most applicable) for a particular Licensed Product, and it is anticipated that the level of effort will change over time reflecting changes in the status of the Licensed Product and the country (or markets) involved.

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

1.9 “Confidential Information” of a Party means all confidential or proprietary Information received or otherwise obtained by the other Party from such Party or its Affiliates pursuant to this Agreement, other than that portion of such information that:

(a) is now, or hereafter becomes, generally available to the public through no fault of the receiving Party, or its Affiliates, or any entity that obtained such information or materials from the receiving Party;

(b) the receiving Party or its Affiliates already possesses, as evidenced by its written records, prior to receipt thereof from the disclosing Party;

(c) is obtained without restriction from a Third Party that had the legal right to disclose the same to the receiving Party or its Affiliates; or

(d) has been independently developed by the receiving Party or its Affiliates without the aid, application or use of any Confidential Information of the disclosing Party, as demonstrated by competent written proof.

1.10 “Confidentiality Agreement” shall mean that certain Confidential Disclosure Agreement dated November 25, 2011, among Marina Bio, MirnaRx and [***].

1.11 “Cumulative Sublicense Fees” shall have the meaning ascribed to such term in Section 5.6.

1.12 “Default” shall mean a failure by a Party to perform one or more of its material obligations under this Agreement which, if not cured within the applicable cure period set forth in Section 10.2(c) or (d), is likely to cause material harm to the other Party.

1.13 “Dispute” shall have the meaning ascribed to such term in Section 11.1.

1.14 “Field of Use” means any use of Licensed Product for or relating to [***].

1.15 “Field Infringement” shall have the meaning ascribed to such term in Section 6.4.

1.16 “Financial Event” shall have the meaning ascribed to that term in Section 10.2(b).

1.17 “First Commercial Sale” means, with respect to a particular country, the first commercial sale of a Licensed Product by MirnaRx, its Affiliates or Sublicensees to a Third Party in a country, after all needed Regulatory Approvals for the Licensed Product have been granted in such country.

1.18 “GAAP” means generally accepted accounting principles.

1.19 “Generic Product” means, with respect to a Licensed Product, a generic product containing the applicable Selected MirnaRx Compound in a formulation similar to and substitutable for such Licensed Product.

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

1.20 “Improvement Patent Claim” means any claim in a patent application filed by MirnaRx (or in any patent issuing on any such application) that: (i) claims any improvements, modifications or enhancements to the Licensed Technology invented by MirnaRx prior to the date [***] after the Effective Date in conducting manufacturing process development and scale-up with respect to the Licensed Technology under this Agreement, and (ii) cannot be practiced without infringing the Licensed Patents, and including for clarity applicable claims in continuing patent applications (such as continuations, divisions, or continuations-in-part) or in any reissue, re-examined or extended patent. For clarity, the term “Improvement Patent Claims” expressly excludes: (x) any claims in patent applications or patents covering inventions made by or on behalf of MirnaRx (or its Affiliate) prior to the Effective Date without use of any Confidential Information or materials of Marina Bio, and (y) any claims in patent applications or patents covering inventions made by or on behalf of MirnaRx (or its Affiliate) after the Effective Date but independent of work done under this Agreement, in each case without use of any Confidential Information or materials of Marina Bio.

1.21 “IND” means an Investigational New Drug application, as defined in 21 C.F.R. 312 or any successor regulation or comparable application in accordance with the Regulatory Authority in the applicable jurisdiction.

1.22 “Indemnified Party” shall have the meaning ascribed to it in Section 8.3.

1.23 “Indemnifying Party” shall have the meaning ascribed to it in Section 8.3.

1.24 “Information” means any and all data, results, improvements, processes, methods, protocols, formulas, inventions, know-how, trade secrets and any other information, patentable or otherwise, which may include (but is not limited to) scientific, research and development, manufacturing know-how, pre-clinical, clinical, regulatory, manufacturing, safety, marketing, financial and commercial information or data.

1.25 “Licensed Know-How” means any and all proprietary Information owned or controlled by Marina Bio (or its Affiliate) that relates directly to the use or practice of the Licensed Patents and/or is otherwise necessary to develop, make, use or sell Licensed Product.

1.26 “Licensed Patent” means:

(a) The patents and patent applications that are owned or controlled by Marina Bio or its Affiliate that claim or cover the Marina Bio Technology (including the manufacture or use thereof), including those patents and patent applications listed in Appendix A of this Agreement;

(b) all additional patent applications based on or relating to the patents and applications set forth in subclause (a) above;

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(c) any and all patent applications that are continuing applications (including continuations, continuations-in-part or divisionals, or any foreign equivalents thereof) of the patents and applications described in (a) or (b) above;

(d) any and all issued and unexpired patents resulting from any of the applications described in (a), (b) or (c) above;

(e) any and all issued and unexpired reissues, reexaminations, renewals, extensions (and any foreign equivalents of any of the foregoing) of any of the patents described in (a), (c) or (d) above; and

(f) any and all supplemental protection certificates (and any foreign equivalents thereof) applicable to products that, prior to the expiration of any patents listed on Appendix A or any patents included in the scope of (d) above, were covered by one or more Valid Claims of such patents.

1.27 “Licensed Product” means a pharmaceutical composition developed or sold by MirnaRx (or its Affiliate or Sublicensee) that contains a Selected MirnaRx Compound and Marina Bio Technology and is claimed or covered by the Licensed Patents, and including any improvements, enhancements or modifications to such composition.

1.28 “Licensed Technology” means the Licensed Patents and Licensed Know-How.

1.29 “Losses” means costs and expenses (including, without limitation, reasonable legal expenses and attorneys’ fees), judgments, liabilities, fines, damages, assessments and/or other losses.

1.30 “Major Market” means [***]. For clarity, obtaining Regulatory Approval of Licensed Product from [***], shall be deemed to be obtaining a Regulatory Approval in a Major Market for purposes of the applicable provisions of this Agreement.

1.31 “Manufacturing Processes” means all Information that is Controlled by Marina Bio or its Affiliates and is used to manufacture the delivery formulation in the Marina Bio Technology.

1.32 “Marina Bio Indemnitees” shall have the meaning ascribed to such term in Section 8.2.

1.33 “Marina Bio Technology” means Marina Bio’s proprietary NOV340 formulation referred to generally as SMARTICLES® liposomal delivery technology and including any Technology Improvements.

1.34 “Milestone Payment Sum” shall have the meaning ascribed to such term in Section 5.6.

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

1.35 “miRNA Compound” means a product containing, comprised of or based on a native or chemically modified RNA oligomer designed to either provide the function of a miRNA and/or modulate a miRNA, where miRNA is understood to be a naturally occurring short RNA molecule found in eukaryotic cells.

1.36 “MirnaRx Compound” means any miRNA Compound that is researched or developed by MirnaRx (or its Affiliate) for use in the Field of Use.

1.37 “MirnaRx Indemnitees” shall have the meaning ascribed to such term in Section 8.1.

1.38 “NDA” means a New Drug Application, as defined in 21 C.F.R. 314, and any other appropriate application or registration submitted to the appropriate Regulatory Authority in a particular country in the Territory to seek Regulatory Approval for sale of Licensed Product in such country.

1.39 “Net Sales” means, with respect to a certain time period, all revenues recognized, and deductions applied, in accordance with GAAP consistently applied, based on invoices for the sales of Licensed Products sold by MirnaRx or its Affiliate to Third Parties (but not including sales relating to transactions between MirnaRx, its Affiliates and/or its respective Sublicensees and agents) during such time period, less the total of the following estimated and/or incurred charges or expenses with respect to such sales: (a) [***]; (b) [***]; (c) [***]; (d) [***]; (e) [***]; (f) [***]; and (g) [***].

Any disposal of Licensed Products for, or use of Licensed Products in, clinical or pre-clinical trials, given as free samples, including, without limitation, sample cards, or distributed for indigent programs shall not be included in Net Sales.

Upon any sale or other disposal of any Licensed Product that should be included within Net Sales for any consideration other than an exclusively monetary consideration on bona fide arm’s-length terms, then for purposes of calculating the Net Sales under this Agreement, [***].

1.40 “Option Compound” means any of the MirnaRx Compounds on the list in the Side Letter (not to exceed [***] compounds, but subject to the substitution rights in Section 2.6), or, for any such MirnaRx Compound, any other MirnaRx Compound that has at least [***]% sequence homology with such compound.

1.41 “Phase IV Trial” means a clinical trial of a pharmaceutical product initiated in a country in an approved indication after receipt of Regulatory Approval for such product in such indication in such country, intended to delineate additional information about such product’s risks, benefits and/or optimal use.

1.42 “Prosecution” shall have the meaning ascribed to such term in Section 6.3.

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

1.43 “Regulatory Approval” means all approvals (including supplements, amendments, pre- and post-approvals and price approvals), licenses, registrations or authorizations of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the distribution, use or sale of a Licensed Product in the applicable country or regulatory jurisdiction.

1.44 “Regulatory Authority” means any regulatory agency, department, bureau, commission, council or other governmental entity involved in granting approvals, registrations or licenses for the development, manufacturing, marketing, reimbursement and/or pricing of a Licensed Product in a particular country or regulatory jurisdiction.

1.45 “Regulatory Documents” means all regulatory documents and filings, correspondence with Regulatory Authorities, annual reports and amendments thereto related to a Licensed Product.

1.46 “Royalty Term” means, as to a particular Licensed Product sold in a country, the period from the date of First Commercial Sale of such Licensed Product in such country until the later of: (i) the date of expiration of the last to expire patent included in the Licensed Patents having a Valid Claim that claims the Licensed Product in such country, or (ii) [***] after such First Commercial Sale of the Licensed Product in such country.

1.47 “Royalties Report” shall have the meaning ascribed to such term in Section 5.7.

1.48 “Selected MirnaRx Compound” means: (a) the MirnaRx Compound known as [***] (the sequence of which is set forth in the Side Letter); or (b) any other MirnaRx Compound that MirnaRx selects, as provided in Section 2.6, to combine with the Marina Bio Technology and to develop (or have developed) as a Licensed Product, and including, for any such Selected MirnaRx Compound, any other MirnaRx Compound that has at least [***]% sequence homology with such Selected MirnaRx Compound.

1.49 “Side Letter” means that certain letter agreement between the Parties dated as of the Effective Date.

1.50 “Sublicensee” means a sublicensee, direct or indirect, of MirnaRx under MirnaRx’s rights pursuant to Section 2.1.

1.51 “Sublicense Fees” shall have the meaning as ascribed to such term in Section 5.6.

1.52 “Sublicensing Revenues” means all consideration received by MirnaRx (or its Affiliate) from a Sublicensee in consideration of the grant of a sublicense under the Licensed Patents to such Sublicensee (which may include upfront fees, milestone payments, royalties and other similar fees), but excluding: (a) any amounts paid as reimbursement of research or development costs and expenses incurred by MirnaRx or its Affiliate (including past and ongoing costs and expenses) relating to Licensed Product; (b) direct reimbursement of patent prosecution or enforcement costs; (c) payments of a share of amounts recovered in enforcing

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

patent or other intellectual property rights (except to the extent such share is calculated or treated as royalties under the terms of such sublicense); (d) transfer price payments for sale of compounds or products ([***] of actual fully-burdened cost of goods; (e) bona fide loans on commercial terms; and (f) any payments made to purchase equity in MirnaRx or a MirnaRx Affiliate at fair market value.

1.53 “Technology Improvement” means any improvements, enhancements or modifications to the Marina Bio Technology created solely by Marina Bio within [***] of the Effective Date of the Agreement and which are not created pursuant to any agreement between Marina Bio and a Third Party, but excluding agreements with a contract research organization or consultant (or similar organization) that is contracted to improve the technology on behalf of Marina Bio and where Marina Bio owns or has exclusive license rights to the improvements made under such agreement.

1.54 “Term” means the term of this Agreement as set forth in Section 10.1.

1.55 “Territory” means [***].

1.56 “Third Party” means any entity or person other than Marina Bio or MirnaRx or an Affiliate of either of them.

1.57 “Third Party Claim” means any claim, action, allegation, suit or legal proceeding brought by a Third Party against another entity or person.

1.58 “Trademark” means any trade name, service mark, logo or trademark (whether or not registered), together with all goodwill associated therewith, and any renewals, extensions or modifications thereto.

1.59 “True-Up Payment” shall have the meaning ascribed to such term in Section 5.6.

1.60 “Valid Claim” means an unexpired claim of an issued patent within the Licensed Patents that has not been ruled to be unpatentable, invalid or unenforceable by a court or other authority in the country of the patent with competent jurisdiction, from which decision no appeal is taken or can be taken.

ARTICLE 2

LICENSES AND RELATED RIGHTS

2.1 License Grants. Marina Bio hereby grants to MirnaRx (and its Affiliates) (a) [***] right and license, with full rights to grant sublicenses through multiple tiers, under the Licensed Patents and Licensed Know-How to research (however, for clarity, such research shall not be performed solely on the Licensed Technology), develop, make, have made, use, sell, offer for sale, import, export and otherwise Commercialize Licensed Products within the Field of Use in the Territory, and (b) [***] rights and license, without any right to grant sublicenses, under the

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Licensed Patents and Licensed Know-How solely to make and conduct research on compositions containing MirnaRx Compound, but excluding any rights to conduct clinical development on or to sell, offer for sale or otherwise commercialize any such compositions.

2.2 Sublicenses. Any sublicenses granted to Third Party Sublicenses under the license rights granted in Section 2.1(a) shall be subject to the following terms: MirnaRx shall promptly notify Marina Bio of the granting of any sublicense hereunder including the name of the Sublicensee, financial terms relating to the grant of sublicense, and a general description of the rights sublicensed, and each such sublicense shall be consistent with the terms of this Agreement.

2.3 Retained Rights. For clarity, Marina Bio retains all rights under the Licensed Technology, subject only to the license rights granted to MirnaRx under Section 2.1.

2.4 Limitations on License Rights. Except as granted under Section 2.1, no other rights to use or practice the Licensed Technology for any other use or purpose are granted to MirnaRx.

2.5 Licensed Know-How Transfer. As soon as is reasonably practicable after the Effective Date, Marina Bio will provide to MirnaRx copies of all the Licensed Know-How, including Manufacturing Processes, then in existence that is reasonably needed to research, develop, manufacture and/or Commercialize Licensed Products in the Field of Use, including full technology transfer to MirnaRx (and/or its contract manufacturer) of all Manufacturing Processes and other manufacturing information in the Licensed Know-How in MirnaRx’s or its Affiliate’s or contract manufacturer’s possession as needed to manufacture the Marina Bio Technology formulation for use in Licensed Products. The Licensed Know-How will be provided to MirnaRx in written form, electronically if reasonably practicable and otherwise in hard copy documents, in a form reasonably acceptable to MirnaRx. Upon MirnaRx’s request during the Term, Marina Bio shall provide reasonable consultation services (by teleconference or in-person during regular business hours) to assist MirnaRx in its understanding and/or use of the Licensed Technology as licensed under for the development of Licensed Product. Such transfer and assistance shall be provided by Marina Bio without charge until the internal costs and expenses of providing such transfer and assistance equal to $[***]. Thereafter, MirnaRx shall reimburse Marina Bio for its internal costs and expenses at reasonable, agreed rates for the assistance expressly requested by MirnaRx.

2.6 Selection of Additional MirnaRx Compounds. At its sole discretion, MirnaRx may from time to time during the Term select one or more additional MirnaRx Compounds (which are not already a Selected MirnaRx Compound) to be combined with the Marina Bio Technology in a formulation to create a new Licensed Product, by providing Marina Bio written notice of such selection. Upon any such notice, and provided that such MirnaRx Compound is Available at the time notice is given, the MirnaRx Compound shall be deemed a new “Selected MirnaRx Compound”, and MirnaRx shall then be obligated to pay the Selection Fee with respect to the additional Licensed Product containing such new Selected MirnaRx Compound as provided in Section 5.2. MirnaRx may make such selection at any time, [***]. Marina Bio agrees that, for a period of [***] after the Effective Date, it and its Affiliates [***]. During each [***] of the above [***] period, [***].

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

ARTICLE 3

PRODUCT DEVELOPMENT AND REGULATORY MATTERS

3.1 Development in Field of Use. MirnaRx shall have the sole rights to control and conduct, itself and/or through Affiliates or Sublicensees, and in its sole discretion except as provided below, the research and development of Licensed Products for commercialization and use in the Field of Use in the Territory. MirnaRx agrees to use Commercially Reasonable Efforts to conduct such research and development (pre-clinical and clinical) of Licensed Products as necessary to obtain Regulatory Approval of a Licensed Product in the Field of Use in the Major Markets and in such other countries in the Territory where MirnaRx determines it is commercially reasonable to do so. MirnaRx may satisfy the foregoing diligence obligation through activities of its Affiliates, subcontractors and/or Sublicensees. MirnaRx may subcontract all or part of the conduct of such development program to appropriately qualified third parties except as limited by Section 2.1(b).

3.2 Development Reporting. Every year within [***] after the anniversary of the Effective Date, MirnaRx shall provide to Marina Bio a written report setting out a reasonably detailed summary of progress and results of the development program on Licensed Product since the last report, including a summary of results and of the efforts taken in relation to the preparation submission of applications and other filings for Regulatory Approvals for the Licensed Product in the Field of Use. MirnaRx shall also provide prompt written notice to Marina Bio of (i) any Regulatory Approval received for any Licensed Product in any country and (ii) the anticipated commercial launch date for the Licensed Product in each country. The information contained in such reports and notices shall be deemed to be MirnaRx’s Confidential Information.

3.3 Uncertainty In Development. With respect to the development of Licensed Products and efforts to obtain Regulatory Approval, each of the Parties agrees as follows:

(a) drug product research and development is uncertain and has many risks and potential problems (including efficacy and toxicity issues), and that the development program on Licensed Products may produce no results, or unpredictable or inaccurate results, or results that cannot support Regulatory Approval or further development or commercial activity;

(b) Neither Party gives to the other any warranty or assurance that the development program for Licensed Products will have any particular result, that Regulatory Approval(s) will be obtained, or that such product development or Commercialization will be successful;

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(c) For the avoidance of doubt, deviations from or changes to the development program on Licensed Product due to unexpected, unpredictable, inaccurate, or otherwise undesirable results (including results indicating toxicity issue or a lack of efficacy) shall not be considered a failure of MirnaRx to meet its obligations hereunder and it shall not be deemed a material breach to this Agreement per Section 10.2(c) of this Agreement.

3.4 Regulatory Matters Generally. MirnaRx (or its Affiliate or Sublicensee, as applicable) shall have the exclusive rights to manage and conduct all regulatory activities relating Licensed Products for use in the Field of Use in the Territory. MirnaRx may subcontract all or part of the conduct of such regulatory activities to appropriately qualified third parties.

3.5 Communications with Regulatory Authorities. From and after the Effective Date, MirnaRx shall be solely responsible for all contacts with all Regulatory Authorities with respect to Licensed Products within the Field of Use in the Territory. At MirnaRx’s request, Marina Bio shall participate in such regulatory discussions, to the extent reasonably needed with respect to the Marina Bio Technology components of a Licensed Product, provided that Marina Bio’s participation shall be limited to those matters for which MirnaRx expressly requests Marina Bio’s comment or other involvement in such discussions. MirnaRx shall reimburse Marina Bio for its reasonable expenses at reasonable, agreed rates that reflect the actual internal costs and Marina Bio’s reasonable external expenses regarding travel, per diem and lodging, with respect to such requested participation.

3.6 Regulatory Filings. MirnaRx (or its Affiliate or Sublicensee) shall control and have sole responsibility for, at its expense and in its name, preparing and filing with the appropriate Regulatory Authorities of all Regulatory Documents, including all INDs and that are necessary or useful to conduct clinical studies of the Licensed Products, and all NDAs and other applications for Regulatory Approval to market and sell Licensed Products in the Field of Use in the Territory, and all amendments or supplements thereto. MirnaRx (or its Affiliate or Sublicensee, as applicable) shall own the entire and exclusive rights in all its Regulatory Documents and Regulatory Approvals. Marina Bio shall provide all reasonable assistance to MirnaRx as reasonably requested by MirnaRx in all such regulatory efforts, with respect to the CMC component of such regulatory filings or applications as relating to the Marina Bio Technology components of the applicable Licensed Product covered by such application. MirnaRx shall reimburse Marina Bio for its reasonable expenses in providing the above assistance, at agreed rates that reflect the actual internal costs of such assistance.

ARTICLE 4

COMMERCIALIZATION; MANUFACTURING

4.1 Commercialization Rights in Field of Use. MirnaRx shall have the sole rights, itself and/or through Affiliates or Sublicensees (and their respective distributors) to Commercialize and otherwise exploit Licensed Products developed by MirnaRx or its Affiliates (or Sublicensee) for all uses in the Field of Use in the Territory. MirnaRx agrees to use [***] to

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conduct such Commercialization activities of a Licensed Product in the Field of Use in the Major Markets and in such other countries in the Territory where MirnaRx determines it is commercially reasonable to do so. MirnaRx may satisfy the foregoing diligence obligation through activities of its Affiliates, subcontractors and/or Sublicensees. MirnaRx (and its Affiliates and Sublicensees) shall have sole control over all decisions regarding Commercialization, including pricing and marketing strategies.

4.2 Commercialization Reporting. Every year within [***] of the anniversary of the Effective Date after Regulatory Approval is granted, MirnaRx shall provide to Marina Bio a written report setting out a reasonably detailed summary of efforts and progress of the Commercialization program on Licensed Product in the Field of Use since the last report, including a summary of marketing results.

4.3 Manufacturing. MirnaRx (and/or its Affiliate or Sublicensee) shall have the sole responsibility for conducting all manufacturing process development and scale-up, as needed to have an appropriate manufacturing process for Licensed Products sufficient to meet all expected demand for Licensed Products. Marina Bio shall provide all reasonable assistance to MirnaRx as reasonably requested by MirnaRx in such manufacturing scale-up efforts with respect to the Marina Bio Technology components of the applicable Licensed Product. MirnaRx shall reimburse Marina Bio for its reasonable expenses in providing the above assistance, at agreed rates that reflect the actual internal costs of such assistance.

ARTICLE 5

CONSIDERATION; PAYMENTS; REPORTS

5.1 Upfront License Fee. In part consideration of the license rights granted by Marina Bio under this Agreement, MirnaRx shall pay Marina Bio an upfront license fee of $[***], to be paid within [***] of the Effective Date but no later than [***]. For the avoidance of doubt, this upfront license fee includes designation of [***] as a Selected MirnaRx Compound (as provided in Section 1.48(a)).

5.2 Selection Fee Payments. In part consideration of the license rights granted by Marina Bio under this Agreement, in the event that MirnaRx selects, under Section 2.6, a new MirnaRx Compound as a Selected MirnaRx Compound and develops such new Selected MirnaRx Compound as an additional Licensed Product, then MirnaRx shall pay Marina Bio an additional compound selection fee of $[***], such amount to be paid as follows: (a) with respect to any Option Compound that is selected by MirnaRx in its discretion as a Selected MirnaRx Compound in accordance with Section 2.6, (i) $[***] of such amount shall be paid within [***] of the date that MirnaRx selects the Selected MirnaRx Compound under Section 2.6, and (ii) the balance ($[***]) will be paid [***], and (b) with respect to any Selected MirnaRx Compounds that are not Option Compounds when selected by MirnaRx under Section 2.6, the total amount of $[***] for such Selected MirnaRx Compound shall be paid within [***] of the date that MirnaRx selects the Selected MirnaRx Compound under Section 2.6. All such selection fees shall be in addition to any amounts due based on Sublicensing Revenue received by MirnaRx (if any) for sublicensing a Licensed Product containing the applicable Selected MirnaRx Compound, as set forth in Section 5.6 below.

12	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

5.3 Milestone Payments.

(a) In part consideration of the license rights granted by Marina Bio under this Agreement, MirnaRx shall pay to Marina Bio a milestone payment upon first achievement by MirnaRx (independent of work done by or in collaboration with a Sublicensee) of the applicable milestone event set forth in the table below, such payments to be in the listed amounts for the applicable milestone event:

Milestone Event	Milestone Payment
(i) For each Licensed Product:
(1) [***]	$	[***]
(2) [***]	$	[***]
(3) [***]	$	[***]
(4) [***]	$	[***]
(ii) For each Additional Indication for the Licensed Product, up to total of [***] Additional Indications:
(1) [***]	$	[***]

For clarity each of the above milestone payments shall be paid only once for a particular Licensed Product, regardless if any such Milestone Event is achieved more than once, [***]. Further, if a particular Licensed Product achieves a particular Milestone Event under subclause (i) of the above table without having achieved a previous Milestone Event in such subclause (i), then such previous Milestone Event shall be deemed also achieved, and the Milestone Payment associated with such Milestone Event shall then be paid with the achievement of the subsequent Milestone Event. For illustrative purposes only, if the [***] Milestone Event as set forth in (i)(3) in the table above is not achieved for a Licensed Product but the [***] Milestone Event as set forth in (i)(4) above is achieved for such Licensed Product, then the Milestone Payment for achievement of the Milestone Event in clause (i)(3) ($[***]) will be paid when the Milestone Payment for (i)(4) is paid. The total amount of milestone payments payable for a particular Licensed Product under the above shall not, in any event, exceed $[***] under subclause (i) of the above table and $[***] in total. For additional clarity, if MirnaRx (or its Affiliate) enters into a sublicense Agreement under which the applicable Sublicensee is granted sublicense rights to Commercialize a Licensed Product, then achievement of any of the above Milestone Events by

13	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

such Sublicensee, or by MirnaRx or its Affiliate working in collaboration with such Sublicensee under the sublicense agreement, shall not create a Milestone Payment obligation, but instead MirnaRx shall have the obligation to share Sublicense Revenues received under such sublicense agreement as provided in Section 5.6 below.

(b) MirnaRx shall promptly notify Marina Bio of the achievement of any Milestone Event for each Licensed Product. All Milestone Payments under subsection (a) above are non-refundable and non-creditable, and shall be due within [***] of achievement of the applicable Milestone Event.

5.4 Royalties. In part consideration of the license rights granted by Marina Bio under this Agreement, and subject to the provisions of Sections 5.5, MirnaRx shall pay royalties to Marina Bio on sales by MirnaRx or any of its Affiliates of Licensed Products during the Royalty Term, as follows:

(a) For sales of License Product in country(ies) where such sale would infringe, absent the license granted in Section 2.1, a Valid Claim of an issued Licensed Patent, MirnaRx shall pay to Marina Bio royalties equal to [***]% of the Net Sales revenue recognized by MirnaRx or any of its Affiliates from such sales;

(b) For sales of License Product in country(ies) where either (i) there is no Valid Claim in an issued Licensed Patent that would be infringed, absent the license granted in Section 2.1, by such sale of the Licensed Product, or (b) there are sales of Generic Products during the same royalty period as such sales of Licensed Product, then MirnaRx shall pay to Marina Bio royalties equal to [***]% of the Net Sales revenue recognized by MirnaRx or any of its Affiliates from such Licensed Product sales.

5.5 Anti-Stacking Provisions. If MirnaRx or its Affiliate owes to one or more Third Parties, under license agreement(s) granting MirnaRx (or its Affiliate or Sublicensee) license rights covering patents (or other intellectual property rights) that are needed to make, use, sell or otherwise Commercialize the Licensed Technology as contained in the Licensed Product, royalties or similar payments on sales of such Licensed Products, then MirnaRx may reduce the royalties owed to Marina Bio under Section 5.4 based on such sales of Licensed Product by [***]% of the royalty or similar payments actually paid to such Third Parties, provided that MirnaRx shall not reduce any particular royalty payment to Marina Bio by more than [***]% of the amount otherwise owed under the royalty provisions of Section 5.4 for the applicable royalty period.

14	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

5.6 Sublicense Fees. In part consideration of the license rights granted by Marina Bio under this Agreement and the right to sublicense such licenses, MirnaRx shall pay to Marina Bio an amount (“Sublicense Fees”) equal to a percentage of any Sublicensing Revenue received by MirnaRx (or its Affiliate) from any Sublicensee based on the grant to such Sublicensee of sublicense rights under MirnaRx’s license rights under the Licensed Patents. Such percentage shall be determined based on the development stage of the applicable Licensed Product (that is covered by the sublicense) at the time that the particular sublicense agreement is executed by the parties thereto, as follows:

[***]	Percentage of Sublicense Revenue
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%

If, as to a particular Licensed Product being developed by a Sublicensee, such Sublicensee first achieves, with respect to such Licensed Product, one of the Milestone Events in the milestone table in Section 5.3(a) above, then in no event will the cumulative amount (the “Cumulative Sublicense Fees”, as of the applicable date) of Sublicense Fees paid to Marina Bio by MirnaRx under this Section 5.6, by the date [***] after the date that such Milestone Event is achieved, with respect to Sublicense Revenues received by MirnaRx from such Sublicensee, be less than the cumulative amount (the “Milestone Payment Sum”, as of the applicable date) of the Milestone Payments that would have been due under Section 5.3(a) by such date, for all Milestone Events achieved by such Sublicensee (as of such date), had MirnaRx achieved such Milestone Events. If, as to a Sublicensee that first achieves a particular Milestone Event for the applicable Licensed Product sublicensed to such Sublicensee, the Cumulative Sublicense Fees paid by MirnaRx to Marina Bio based on Sublicense Revenues received from such Sublicensee, by the date that is [***] after the date when such Milestone Event is achieved, is less than the Milestone Payment Sum effective as of such date, then MirnaRx will by such date also pay to Marina Bio the amount of such difference (such amount, the “True-Up Payment” as to the applicable Milestone Event achieved by such Sublicensee). An example of the calculation of such amounts and the determination of such difference (if any) is given in Appendix B of this Agreement. For clarity, any such True-Up Payment shall be deemed a Sublicensee Fee payment for all purposes of this Agreement. Further, if in the sublicense agreement between MirnaRx and a particular Sublicensee, the definition of “Major Markets” (or equivalent definition) is different from the definition in Section 1.27 of this Agreement, then the definition in such sublicense agreement will be used with respect to the achievement of the Milestone Event in subclause (i)(4) of the milestone table in Section 5.3(a) above, for the purpose of determining whether any “True-Up Payment” is owed by MirnaRx based on the Sublicensee achieving Regulatory Approval of the applicable Licensed Product in a Major Market.

5.7 Payment of Royalty and Sublicense Fee Obligations. The royalty obligation under Section 5.4 shall accrue upon the sales of a Licensed Product in each particular country in the Territory, commencing upon [***], and such obligation shall end upon the expiration of the

15	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Royalty Term applicable to such Licensed Product in such country. All such royalty payments are non-refundable and non-creditable and shall be due within [***] of the end of each calendar quarter and are payable in immediately available funds. The Sublicense Fees owed under Section 5.6 shall be paid, with respect to particular Sublicense Revenue received by MirnaRx, within [***] of MirnaRx’s receipt of the applicable revenues, and are payable in immediately available funds. MirnaRx shall notify Marina Bio in writing promptly upon the first commercial sale of Licensed Product in each country and thereafter MirnaRx shall furnish Marina Bio with a written report (the “Royalties Report”) for each completed [***] showing, on a country-by-country basis, according to the volume of units of Licensed Product sold in each such country (by SKU) during the reporting period (whether Product is sold by MirnaRx or its Affiliates or Sublicensees): (a) the gross invoiced sales of the Product sold in each country during the reporting period, and the amounts deducted therefrom to determine Net Sales from such gross invoiced sales; (b) the royalties payable in dollars, if any, which shall have accrued hereunder based upon Net Revenues from sales of Product; and (c) the withholding taxes, if any, required by Applicable Law to be deducted in respect of such sales (provided that, as to sales by Sublicensees, MirnaRx shall report only the net sales numbers (using the definition for such term in the applicable sublicense agreement) as reported by the Sublicensee, if such Sublicensee does not report gross invoiced sales numbers). With respect to sales of Licensed Product invoiced in US dollars, the gross invoiced sales, Net Revenues and royalties payable shall be expressed in the Royalties Report in US Dollars. With respect to sales of Licensed Product invoiced in a currency other than US dollars, the gross invoiced sales, Net Sales and royalties payable shall be expressed in the Royalties Report in the domestic currency of the party making the sale as well as in the US dollar equivalent of the Royalty payable and the exchange rate used in determining the amount of US dollars. The US dollar equivalent shall be calculated on a calendar-month basis using the average monthly interbank rate listed in the Wall Street Journal.

5.8 Currency Restrictions. If at any time legal restrictions in any country in the world prevent the prompt remittance of any payments with respect to sales in that country, MirnaRx shall have the right and option upon written notice to Marina Bio to make such payments by depositing the amount thereof in local currency to Marina Bio’s account (or such other designated nominee by Marina Bio) in a bank or depository in such country.

5.9 Taxes. In the event that laws, rules or regulations require MirnaRx to withhold taxes with respect to any payment to be made by MirnaRx to Marina Bio pursuant to this Agreement, MirnaRx will notify Marina Bio of such withholding requirement prior to making the payment to Marina Bio and shall make such withholding from such payment of the required amount of withholding and shall make the required tax payment to the appropriate tax authority, and provide such assistance to Marina Bio, including the provision of such documentation as may be required by a tax authority, as may be reasonably necessary in Marina Bio’s efforts to claim an exemption from or reduction of such taxes.

5.10 Late Payments. All fees and royalties due under this Agreement not received within the period due shall bear interest from the date they are due until the date they are paid at the rate of [***] percent ([***]%) per annum or the maximum rate permitted by law, whichever is less.

16	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

5.11 Audit. MirnaRx and its Affiliates shall keep complete and accurate records of the underlying revenue and expense data relating to the calculations of Net Sales, Sublicensee Revenues and payments required under this Agreement. Marina Bio shall have the right, at its own expense and no more than [***], to have an independent, certified public accountant, selected by Marina Bio and reasonably acceptable to MirnaRx, review all such records upon reasonable notice and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the basis and accuracy of payments required and made under this Agreement within the prior [***] period. No calendar quarter may be audited more than one time. MirnaRx shall receive a copy of each audit report promptly from Marina Bio. Should the inspection lead to the discovery of a discrepancy to Marina Bio’s detriment, MirnaRx shall pay the amount of the discrepancy in Marina Bio’s favor within [***] after being notified thereof. Marina Bio shall pay the full cost of the inspection unless the discrepancy is greater than [***] percent ([***]%), in which case MirnaRx shall pay to Marina Bio the actual cost charged by such accountant for such inspection. If such audit shows a discrepancy in MirnaRx’s favor, then MirnaRx may credit the amount of such discrepancy against subsequent amounts owed to Marina Bio, or if no further amounts are owed under this Agreement, then Marina Bio shall pay MirnaRx the amount of the discrepancy within [***] after being notified thereof.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1 Intellectual Property Ownership. Any information, know-how, data, results, and inventions, and any associated intellectual property, that is made, discovered, created, invented or generated by MirnaRx or its Affiliate in any activities or work under this Agreement shall be owned by MirnaRx.

6.2 Grant-Back License. Subject to the terms of the Agreement, MirnaRx hereby grants to Marina Bio (and its Affiliates) the [***] license, with the right to sublicense (subject to the limitation below) in the Territory under the Improvement Patent Claims solely to use and practice the Improvement Patent Claims in connection with the manufacture, use or sale of the Licensed Technology. In no event shall Marina Bio (or its Affiliates or sublicensees) grant, or have any rights to grant, any sublicense under the foregoing license that is separate from a license (to the applicable sublicensee) under Marina Bio Technology. Marina Bio shall pay to MirnaRx a royalty of [***]% of the net sales of any products sold by Marina Bio or its Affiliate or sublicensee where the manufacture, use or sale of such product is claimed by a valid claim in the issued Improvement Patent Claims (where the terms “net sales” and “valid claim” have the same meanings as Net Sales and Valid Claims applied mutatis mutandis to the situation involving such product sold by Marina Bio (or its Affiliate or sublicensee) and Improvement Patent Claim).

17	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

6.3 Prosecution and Maintenance. Marina Bio shall, at its expense, file, prosecute, defend and maintain, including conducting re-examination, reissue, opposition and interference proceedings (and any other similar patent proceedings) regarding, the Licensed Patents before all patent authorities (collectively, “Prosecution”). Marina Bio shall keep MirnaRx reasonably informed of such Prosecution efforts and results. Marina Bio shall not abandon any patent rights in the Licensed Patents without first notifying MirnaRx in writing at least [***] prior to any such abandonment. If Marina Bio intends to abandon any such rights of Licensed Patent, or does not conduct the Prosecution of any claim or patent application or patent within the Licensed Patents in any specific country, after MirnaRx’s request, then MirnaRx shall have the right, on written notice to Marina Bio, to undertake the Prosecution of such claims, applications or patents at MirnaRx’s sole cost and expense, and in such case Marina Bio shall do all things to provide MirnaRx with the right and opportunity to conduct the Prosecution of such claim or patent application or patent.

6.4 Infringement by Third Parties. If requested by MirnaRx, Marina Bio shall use Commercially Reasonable Efforts to enforce the Licensed Patents against infringers that are causing a material negative impact on MirnaRx (or its Affiliate or Sublicensee) in the market for Licensed Product due to the infringement of the Licensed Patents. Marina Bio shall keep MirnaRx fully informed of the progress and results of any such enforcement action. Any recoveries in any such enforcement actions against an infringement brought under this Section 6.2 shall be used first to reimburse Marina Bio’s out-of-pocket costs and expenses (including attorneys’ fees) for such action and any remainder shall be shared equally by the licensees of the Licensed Patents affected by the infringement action. Marina Bio shall not enter into any settlement of any action under this Section 6.2 that materially negatively affects MirnaRx’s (or its Affiliate’s or Sublicensee’s) rights or interests under this Agreement without MirnaRx’s written consent, which consent shall not be unreasonably withheld or delayed. If a third party is infringing a Licensed Patent by making, using or selling a Licensed Product (a “Field Infringement”), and Marina Bio does not enforce the Licensed Patent against such Field Infringement within [***] after request by MirnaRx, or ceases such enforcement without causing the Field Infringement to terminate, then thereafter MirnaRx shall have the right to enforce the applicable Licensed Patents against such Field Infringement, at its expense, and shall keep Marina Bio reasonably informed of such enforcement. In any such enforcement by MirnaRx, Marina Bio agrees to join the action as a party plaintiff (at MirnaRx’s expense) if required for MirnaRx to have standing to pursue the action and to cooperate and provide all reasonable assistance in MirnaRx’s enforcement.

6.5 Defense of Third Party Actions. Each Party shall promptly notify the other Party upon receiving written notice of any potential infringement, or any Third Party claim or action against Marina Bio or MirnaRx or any of their Affiliates or Sublicensees for possible infringement, of a Third Party patent right resulting from the practice or use by MirnaRx (or its Affiliate or Sublicensee) of the Licensed Technology under this Agreement. Each Party shall be responsible for defending, and shall control the defense of, any such action brought against such Party.

18	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

ARTICLE 7

REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1 Representations and Warranties of Marina Bio. As of the Effective Date, Marina Bio hereby represents and warrants to MirnaRx as follows:

(a) Corporate Existence and Power. Marina Bio is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted.

(b) Authority and Binding Agreement. Marina Bio has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder. Marina Bio has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered by Marina Bio and constitutes a legal, valid and binding obligation of Marina Bio that is enforceable against it in accordance with its terms.

(c) No Conflict. The execution, delivery and performance of this Agreement by Marina Bio does not conflict with, and will not result in a breach of, any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it. Marina Bio hereby covenants that it and its Affiliates shall not enter into any agreement that will conflict with its obligations and covenants in this Agreement or prevent or interfere with its performance of such obligations.

(d) IP Rights. Marina Bio owns all the Licensed Technology has the full legal rights and authority to grant the licenses and rights under the Licensed Technology granted under this Agreement and has not assigned, transferred, conveyed or licensed its right, title and interest in the Licensed Technology in any manner inconsistent with such license grant or the other terms of this Agreement. There is no pending litigation or, to the best of Marina Bio’s knowledge, written threat of litigation that has been received by Marina Bio (and has not been resolved by taking a license or otherwise), which alleges that Marina Bio’s activities with respect to the Licensed Patents or Licensed Products have infringed or misappropriated any of the intellectual property rights of any Third Party. To the best of Marina Bio’s knowledge, the practice of the Licensed Technology as contemplated by this Agreement does not infringe any patent rights, or misappropriate any other intellectual property, owned by a Third Party.

(e) Disclaimer. EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH ABOVE IN THIS SECTION 7.1, MARINA BIO MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND, INCLUDING AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR NON-INFRINGEMENT OF THE LICENSED TECHNOLOGY OR THE LICENSED PRODUCTS.

19	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

7.2 Representations and Warranties of MirnaRx. As of the Effective Date, MirnaRx hereby represents and warrants to Marina Bio as follows:

(a) Corporate Existence and Power. MirnaRx is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted.

(b) Authority and Binding Agreement. MirnaRx has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder. MirnaRx has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered by MirnaRx and constitutes a legal, valid and binding obligation of MirnaRx that is enforceable against it in accordance with its terms.

(c) No Conflict. The execution, delivery and performance of this Agreement by MirnaRx does not conflict with, and would not result in a breach of, any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(d) EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH ABOVE IN THIS SECTION 7.2, MIRNARX MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND, INCLUDING AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR NON-INFRINGEMENT, OR THAT THE DEVELOPMENT OR COMMERCIALIZATION OF ANY LICENSED PRODUCT WILL BE SUCCESSFUL.

ARTICLE 8

INDEMNIFICATION

8.1 Indemnification by Marina Bio. Marina Bio hereby agrees to defend, hold harmless and indemnify MirnaRx and its Affiliates, and each of their respective officers, directors and employees (collectively, the “MirnaRx Indemnitees”), from and against any and all Losses arising out of any Third Party Claim based upon or resulting from: (i) any of Marina Bio’s representations and warranties set forth in Section 7.1 of this Agreement being untrue in any material respect when made; (ii) Marina Bio’s failure to perform, in any material respect, any covenant or obligation of Marina Bio set forth in this Agreement; and (iii) Marina Bio’s gross negligence or willful misconduct; except, in each case, to the extent any such Losses result from the gross negligence or willful misconduct of MirnaRx Indemnitees or from the breach of any representation or warranty or obligation under this Agreement by MirnaRx or its Affiliate.

20	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

8.2 Indemnification by MirnaRx. MirnaRx hereby agrees to defend, hold harmless and indemnify Marina Bio and its Affiliates, and each of their respective officers, directors and employees (collectively, the “Marina Bio Indemnitees”), from and against any and all Losses arising out of any Third Party Claim based upon or resulting from: (i) any of MirnaRx’s representations and warranties set forth in Section 7.2 of this Agreement being untrue in any material respect when made; (ii) MirnaRx’s or its Affiliate’s failure to perform, in any material respect, any covenant or obligation of MirnaRx set forth in this Agreement; (iii) the exercise or practice by MirnaRx, its Affiliates or Sublicensees of the licenses granted to MirnaRx under Sections 2.1 (excluding any such Claim that alleges that the exercise or practice of the Licensed Technology infringes a patent or misappropriates other intellectual property of the Third Party); or (iv) the development, manufacture or Commercialization of any Licensed Product by or for MirnaRx, its Affiliates or Sublicensees; except, in each case, to the extent any such Losses result from the gross negligence or willful misconduct of Marina Bio Indemnitees or from the breach of any representation or warranty or covenant or obligation under this Agreement by Marina Bio.

8.3 Indemnification Procedures. Each Party (Marina Bio on behalf of Marina Bio Indemnitees, or MirnaRx on behalf of MirnaRx Indemnitees) will promptly notify the other Party when it becomes aware of a Claim for which indemnification may be sought hereunder. To be eligible to be indemnified for a Claim, a Person seeking indemnification (the “Indemnified Party”) shall (i) provide the Party required to indemnify such Person (the “Indemnifying Party”) with prompt written notice of the Claim giving rise to the indemnification obligation under this Article 8, provided that, the failure to provide such prompt notice shall not relieve the Indemnifying Party of any of its obligations under this Article 8 except to the extent the Indemnifying Party is actually prejudiced thereby; (ii) provide the Indemnifying Party with the exclusive ability to defend (with the reasonable cooperation of the Indemnified Party) against the Claim; and (iii) not settle, admit or materially prejudice the Claim, without the Indemnifying Party’s prior written consent. The Indemnified Party shall reasonably cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in the defense of any Claim. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in and have its own counsel participate in any action or proceeding for which the Indemnified Party seeks to be indemnified by the Indemnifying Party. Such participation shall be at the Indemnified Party’s expense, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party’s obligations under Section 8.1 or 8.2, as the case may be, shall not apply to the extent of the Indemnified Party’s failure to take reasonable action to mitigate any Losses. The Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment with respect to, any Claim, without the prior written consent of the Indemnified Party, which will not be unreasonably withheld or delayed.

21	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

8.4 Insurance. MirnaRx shall, at its own expense, procure and maintain during the Term and for a period of [***] thereafter, insurance policy/policies, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated.

ARTICLE 9

CONFIDENTIALITY

9.1 Treatment of Confidential Information. The Parties agree that during the Term, and for a period of [***] after this Agreement expires or terminates, a Party receiving Confidential Information of the other Party shall (i) maintain in confidence such Confidential Information; (ii) not disclose such Confidential Information to any Third Party without prior written consent of the disclosing Party, except as otherwise permitted in this Article 9; and (iii) not use such Confidential Information for any purpose other than the performance of or exercise of its rights under this Agreement.

9.2 Authorized Disclosure.

(a) If, based upon the advice of legal counsel skilled in the subject matter, a Party is required to disclose specific Confidential Information of the other Party to comply with an applicable law, regulation, legal process, or order of a government authority or court of competent jurisdiction, the Party may disclose such Confidential Information only to the entity or person required to receive such disclosure; provided, however, that the Party required to disclose such Confidential Information shall (a) to the extent permitted by such law, regulation, process, order or rules, first have given prompt (but in no event less than five (5) business days) advance notice to such other Party to enable it to seek any available exemptions from or limitations on such disclosure requirement and shall reasonably cooperate in such efforts by the other Party, (b) furnish only the portion of the Confidential Information which is legally required to be disclosed; (c) use all reasonable efforts to secure confidential protection of such Confidential Information, and (d) continue to perform its obligations of confidentiality and non-use set out in this Article 9.

(b) MirnaRx (and its Affiliates and Sublicensees) may disclose Confidential Information of Marina Bio to Regulatory Authorities to the extent such disclosure is reasonably necessary in regulatory filings required for the development and/or commercialization of Licensed Products. In addition, each Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in the following instances: filing or prosecuting patents as permitted by this Agreement; and disclosure to Affiliates and Sublicensees and potential Sublicensees or other similar commercial partners, who need to know such information for the development, manufacture and commercialization of Licensed Products, to bankers, lawyers, accountants, agents or other Third Parties in connection with due diligence or similar investigations, and to potential Third Party investors in confidential financing documents or potential acquirers or merger partners in confidence pursuant to due diligence; provided that any such Sublicensee, licensee, contractor, employee, consultant, banker, lawyer, accountant,

22	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

agent or Third Party is bound by obligations of confidentiality and non-use at least as restrictive as those set forth herein. In the case of each disclosure, the Party making such disclosure shall use reasonable efforts to obtain confidential treatment of any such disclosure, and shall not disclose Confidential Information of the other Party other than is reasonably necessary.

9.3 Publicity; Terms of Agreement. The Parties shall treat the existence and material terms of this Agreement as confidential and shall not disclose such information to Third Parties without the prior written consent of the other Party or except as provided in Section 9.2 (treating such information as Confidential Information for purposes of Section 9.2) or as provided below. The Parties agree that upon execution of this Agreement or shortly thereafter, the Parties shall issue a joint press release, such press release attached hereto as Appendix C. Except for such press release or as otherwise required by applicable law or applicable stock exchange requirements, neither Marina Bio nor MirnaRx shall issue or cause the publication of any other press release or public announcement with respect to the transactions contemplated by this Agreement without the express prior approval of the other Party, which approval shall not be unreasonably withheld or delayed; provided that, each of Marina Bio and MirnaRx may make any public statement in response to questions by the press, analysts, investors or those attending industry conferences or financial analyst calls, or issue press releases, so long as any such public statement or press release is not inconsistent with prior public disclosures or public statements approved by the other Party pursuant to this Section 9.3 and which do not reveal non-public information about the other Party. With respect to complying with the disclosure requirements of the Securities and Exchange Commission or other regulatory agencies, in connection with any required filing of this Agreement with such agency, the Parties shall consult with one another concerning which terms of this Agreement shall be requested to be redacted in any public disclosure of the Agreement by the agency, and each Party shall seek confidential treatment by the agency in public disclosure of the Agreement by the agency for all sensitive commercial, financial and technical information, including the definitions of Licensed Products and Field of Use, and any dollar amounts set forth herein. Marina Bio agrees that the Side Letter contains the highly confidential information of MirnaRx and such information shall be deemed and treated as the Confidential Information of MirnaRx, and Marina Bio shall not disclose the contents of the Side Letter without MirnaRx’s prior written consent or use such information for any purpose other than performing under this Agreement, except to the extent that specific information in such contents are within the exceptions in Section 1.9(a)-(d).

9.4 Injunctive Relief. Given the nature of the Confidential Information and the competitive damage that would result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this Article 9. In addition to all other remedies, a Party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 9.

23	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

ARTICLE 10

TERM AND TERMINATION

10.1 Term. The term of this Agreement, as to a particular Licensed Product in a particular country, shall expire (on a country-by-country basis) upon the earlier of: (i) the expiration of the Royalty Term for such Licensed Product in such country, or (ii) the end of calendar quarter in which sales in such country of Generic Products exceed [***]% (on a “per unit” basis) of the sales of the Licensed Product in such country. Upon expiration of the Royalty Term with respect to a Licensed Product in a particular country, then the licenses granted in Section 2.1 for such Licensed Product in such country shall become non-exclusive, fully paid up and irrevocable, and shall survive any expiration or termination of this Agreement. This Agreement shall expire in its entirety upon the expiration of the last Royalty Term for any Licensed Product with respect to which MirnaRx has a license under this Agreement, unless earlier terminated pursuant to this Article 10.

10.2 Termination.

(a) Termination for Convenience. MirnaRx shall have the right to terminate this Agreement for convenience by giving sixty (60) days prior written notice to Marina Bio, provided that no such termination shall be effective sooner than the date that is six (6) months after the Effective Date.

(b) Termination for Bankruptcy/Insolvency. A Party may immediately terminate this Agreement on written notice in the event (each, a “Financial Event”) any of the following occurs with respect to the other Party (the “Bankrupt Party”): (a) such Bankrupt Party files a petition in bankruptcy or makes a general assignment for the benefit of creditors or otherwise acknowledges in writing insolvency, or is adjudged bankrupt, and such Bankrupt Party (i) fails to assume this Agreement in any such bankruptcy proceeding within thirty (30) days after filing or (ii) assumes and assigns this Agreement to a Third Party; (b) such Bankrupt Party goes into or is placed in a process of complete liquidation; (c) a trustee or receiver is appointed for any substantial portion of such Bankrupt Party’s business and such trustee or receiver is not discharged within sixty (60) days after appointment; (d) any case or proceeding shall have been commenced or other action taken against such Bankrupt Party in bankruptcy or seeking liquidation, reorganization, dissolution, a winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or similar act or law of any jurisdiction now or hereafter in effect and is not dismissed or converted into a voluntary proceeding governed by clause (a) above within sixty (60) days after filing; or (e) there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of such Bankrupt Party and such event shall have continued for a period of sixty (60) days and none of the following has occurred: (i) it is dismissed, (ii) it is bonded in a manner reasonably satisfactory to the other Party, or (iii) it is discharged.

(c) Termination for MirnaRx Default. Upon any Default by MirnaRx under this Agreement, Marina Bio may notify MirnaRx of such Default and require that

24	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

MirnaRx cure such Default, which cure period shall be not shorter than thirty (30) days of Marina Bio’s notice for any Default of a payment obligation under this Agreement, or ninety (90) days of Marina Bio’s notice for any other Default. In the event MirnaRx shall not have cured the Default by the end of the applicable cure period, Marina Bio may terminate this Agreement immediately upon written notice to MirnaRx. Notwithstanding the foregoing cure period, non-payment of the upfront license fee set forth in Section 5.1 by [***], shall automatically and immediately terminate this Agreement.

(d) Termination for Marina Bio Default. Upon any Default by Marina Bio under this Agreement, MirnaRx may notify Marina Bio in writing of such Default and require that Marina Bio cure such Default within ninety (90) days of MirnaRx’s notice. In the event Marina Bio shall not have cured the Default by the end of the cure period, MirnaRx may terminate this Agreement immediately upon written notice to Marina Bio.

10.3 Effects of Termination. Upon termination of this Agreement pursuant to Section 10.2: (a) all licenses granted hereunder to MirnaRx shall revert to Marina Bio; (b) all sublicenses granted by MirnaRx under the rights or licenses granted to MirnaRx under this Agreement shall survive such termination, provided that the applicable Sublicensees are not in material breach of such sublicense agreements, and shall become direct licenses with Marina Bio except that Marina Bio shall not have any obligations under any such sublicense agreements that are greater than the obligations of Marina Bio under this Agreement; and (c) MirnaRx (and its Affiliates) shall immediately cease all development and Commercialization of any Licensed Products that contain Licensed Know-How that is Confidential Information of Marina Bio and/or are claimed by a Valid Claim, and shall return to Marina Bio all physical manifestations of the Licensed Technology and Marina Bio Confidential Information.

10.4 Survival. The following provisions shall survive any expiration or termination of this Agreement: Articles [***] and [***], and Sections [***] and [***] and the applicable Sections of Article 1 (as needed to apply to the foregoing surviving Sections and Articles). Termination of this Agreement shall not relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any Default of this Agreement nor prejudice either Party’s right to obtain performance of any obligation.

ARTICLE 11

DISPUTE RESOLUTION

11.1 Disputes. In the event that any issue, controversy or claim between the Parties arises out of, relating to or in connection with, any provision of this Agreement, or the rights or obligations of the Parties hereunder (a “Dispute”), the Parties shall try to settle such Dispute and their differences amicably between themselves. Either Party may initiate such informal dispute resolution by sending written notice of the Dispute to the other Party, and within [***] after such notice appropriate representatives of the Parties shall meet for attempted resolution by good faith negotiations. If such representatives are unable to resolve promptly such Dispute, it shall be

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referred to the Executive Officers for discussion and resolution. If such personnel are unable to resolve such Dispute within [***] of initiating such negotiations, unless otherwise agreed by the Parties, such dispute shall be finally settled under Section 11.2.

11.2 Arbitration. For any Dispute involving amounts owed under the Agreement, or whether a Party has breached its obligations under the Agreement (and/or has cured such breach), such Dispute (if not resolved by the Parties under Section 11.1) shall be resolved by final and binding arbitration in accordance with this Section 11.2, under the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the American Arbitration Association (“AAA”) by a single arbitrator. Either Party may, following the end of the good faith negotiation period referenced in Section 11.1, refer any such Dispute to arbitration by submitting written notice to the other Party. Within [***] of delivery of such notice, the Parties shall meet and discuss in good faith and agree on (a) an arbitrator to resolve the issue, which arbitrator shall be neutral and independent of both Parties and all of their respective Affiliates, shall have significant experience and expertise in licensing and partnering agreements in the pharmaceutical industry and other relevant experience and (b) any changes in these arbitration provisions or the rules of arbitration which are herein adopted, in an effort to expedite the process and otherwise ensure that the process is appropriate given the nature of the dispute and the values at risk. If the Parties cannot agree on such arbitrator within [***] of request by a Party for arbitration, then such arbitrator shall be appointed by AAA, which arbitrator must meet the foregoing criteria. The arbitration shall be held in New York, New York, and the proceedings shall be conducted in the English language. The arbitrators may proceed to an award, notwithstanding the failure of either Party to participate in the proceedings. The arbitrator shall be instructed that time is of the essence in the arbitration proceeding. The arbitrator shall, within [***] after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded (if applicable). The arbitrator shall be authorized to award compensatory damages, but shall not be authorized to (i) award non-economic or punitive damages to the extent expressly excluded under this Agreement, or (ii) reform, modify or materially change this Agreement or any other agreements contemplated hereunder; provided, however, that the damage limitations described in part (i) of this sentence will not apply if such damages are statutorily imposed. Judgment on the award rendered by the arbitrator may be enforced in any court having competent jurisdiction thereof, or application may be made to the court for a judicial recognition of the award or an order of enforcement as the case may be, subject only to revocation on grounds of fraud or clear bias on the part of the arbitrator. Notwithstanding anything contained in this Section 11.2 to the contrary, either Party shall have the right to seek equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding. The Parties agree that the arbitration shall be kept confidential and that the existence of the proceeding and any element of its (including any pleadings, briefs or other documents submitted or exchanged, any testimony or other oral submissions and any awards) shall not be disclosed beyond the arbitrator, the Parties, their counsel and any person necessary to the conduct of the proceeding, except as may lawfully be required in judicial proceedings relating to the arbitration or otherwise.

26	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

ARTICLE 12

MISCELLANEOUS

12.1 Entire Agreement; Amendment. This Agreement, including the appendices, constitutes the entire agreement between the Parties (or their Affiliates) related to the subject matter hereof. All prior and contemporaneous negotiations, representations, warranties, agreements, statements, promises and understandings related to the subject matter hereof are superseded by and merged into and extinguished and completely expressed by this Agreement, including the exhibits. No Party shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement. As of the Effective Date, the Confidentiality Agreement is hereby superseded by this Agreement as to Marina Bio and MirnaRx, provided that all Confidential Information (as defined in the Confidentiality Agreement) disclosed thereunder shall be treated as Confidential Information disclosed under, and subject to the terms of, this Agreement. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

12.2 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes (i) when delivered, if sent by recognized overnight courier or personally delivered, or (ii) upon confirmation of receipt, if sent by facsimile transmission (provided a duplicate hard copy is promptly delivered by one of the other foregoing means), in each case using the mailing addresses of the Parties as set forth below (or such other mailing address of which a Party is notified pursuant to this Section 11.2):

For MirnaRx:	Mirna Therapeutics, Inc.
2150 Woodward St., Suite 100
Austin, TX 78744
Attn: Chief Executive Officer
Tel : (512) 901-0900
Fax : (512) 681-5201

With a copy to:	Cooley LLP
Five Palo Alto Square
3000 El Camino Real Palo Alto, CA 94306-2155
Attn: Barclay James Kamb, Esq.
Facsimile: (650) 849-7400

For Marina Bio:	Marina Bio Biotech, Inc.
3830 Monte Villa Parkway
Bothell, Washington 98021
Attn: President & CEO
Facsimile: (425) 908-3650

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

With a copy to:	Pryor Cashman LLP
7 Times Square
New York, NY 10036
Attn: Lawrence Remmel
Facsimile: (212) 798-6365

12.3 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflicts of law.

12.4 Limitation of Liability. EXCEPT FOR LIABILITY FOR BREACH OF OBLIGATIONS UNDER ARTICLE 9 OR FOR FRAUD OR COMPARABLE INTENTIONAL MISCONDUCT, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER. However, the foregoing limitations in this Section 12.4 shall not apply with respect to either Party’s indemnification obligations under Sections 8.1 or 8.2 for Third Party Claims.

12.5 Interpretation. Marina Bio and MirnaRx have each participated in negotiations and due diligence and consulted their respective counsel regarding this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

12.6 Assignment. This Agreement may not be assigned by either party without the express written consent of the other party, except that either Party may assign the Agreement to its Affiliate or to its successor in interest in connection with a merger, consolidation or sale of all or substantially all of its assets.

12.7 Performance by Affiliates. Each of Marina Bio and MirnaRx acknowledge that obligations under this Agreement may be performed by Affiliates of MirnaRx.

12.8 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the Parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Parties hereto shall be enforceable to the fullest extent permitted by law.

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

12.9 Headings. The heading for each article and section in this Agreement has been inserted for convenience of reference only and is not intended to limit or expand on the meaning of the language contained in the particular article or section.

12.10 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

12.11 Independent Contractors. The relationship between MirnaRx and Marina Bio created by this Agreement is solely that of independent contractors. This Agreement does not create any agency, distributorship, employee-employer, partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever. Each Party shall use its own discretion and shall have complete and authoritative control over its employees and the details of performing its obligations under this Agreement.

12.12 No Waiver. A Party’s consent to or waiver, express or implied, of the other Party’s breach of its obligations hereunder shall not be deemed to be or construed as a consent to or waiver of any other breach of the same or any other obligations of the other Party. A Party’s failure to complain of any act, or failure to act, by the other Party, to declare the other Party in default, to insist upon the strict performance of any obligation or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder, of any such breach, or of any other obligation or condition. A Party’s consent in any one instance shall not limit or waive the necessity to obtain such Party’s consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the Party granting such consent or waiver.

12.13 Fees and Expenses. Regardless of whether or not the transactions contemplated by this Agreement are consummated, each Party shall bear its own fees and expenses incurred in connection with the negotiation and execution of this Agreement.

12.14 No Other Rights. The Parties acknowledge and agree that, except as expressly set forth in this Agreement, neither Party grants any rights or licenses to the other Party under this Agreement nor shall either Party have any rights or obligations under this Agreement.

12.15 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and its respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (with the exception of MirnaRx Indemnitees and Marina Bio Indemnitees under Sections 8.1 and 8.2, respectively).

29	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

12.16 Rules of Construction. The use in this Agreement of the term “including” (or any cognates thereof, such as “include” or “includes”) means “including (or the applicable cognate thereof), without limitation.” The words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole, including the exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections and exhibits mean those sections of this Agreement and the Appendixes attached to this Agreement, except where otherwise stated.

12.17 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives as of the Effective Date.

MARINA BIOTECH, INC.		MIRNA THERAPEUTICS, INC.

By:	/s/ J. Michael French	By:	/s/ Paul Lammers

Print Name:	J. Michael French	Print Name:	Paul Lammers

Title:	President and CEO	Title:	President and CEO

31	Execution Version

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

APPENDIX A

LIST OF CERTAIN LICENSED PATENTS

Case No.	Title	Jurisdiction	Application Number	Filing Date	Patent Number	Date Issued	Estimated Expiration Date	Status

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Case No.	Title	Jurisdiction	Application Number	Filing Date	Patent Number	Date Issued	Estimated Expiration Date	Status

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

A-2

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APPENDIX B

EXAMPLE OF CALCULATION OF CUMULATIVE SUBLICENSE FEES

The following is an example of the calculation of payment of Sublicense Fees under Section 5.6, under a hypothetical sublicense agreement under this Agreement:

Hypothetical: Assume that MirnaRx grants a sublicense to a Sublicensee to develop and commercialize its Licensed Product “[***]” when such product has [***] but before [***]. Assume further that under such sublicense agreement, the Sublicensee pays MirnaRx an upfront sublicense fee of $[***], pays no milestone payment on [***], and pays MirnaRx the following milestone payments with respect to such sublicense grant on achieving the listed milestone events: (a) $[***] on [***], $[***] on [***], and $[***] on [***].

Based on the foregoing assumptions (and understanding that this is just a hypothetical example and provides no precedence or assumption of the terms of an actual sublicense deal), MirnaRx would pay to Marina Bio Sublicense Fees in the following amounts and times under such hypothetical:

•	Sublicense Fee of $[***], by the date [***] after the upfront sublicense fee is paid ([***]% of the upfront)

•

Sublicense Fee of $[***], by the date [***] after the [***] milestone for [***] is achieved by Sublicensee (the “True-Up Payment” of $[***] equal to the difference between the “[***]” milestone payment amount under Section 5.3(a)(i)(2) and the “Cumulative Sublicense Fees” paid to Marina Bio up to that point for such product)

•

Sublicense Fee of $[***], by the date [***] after [***] (equal to [***]% of the milestone payment made by the Sublicensee, plus a “True-up Payment” of $[***], such that the Cumulative Sublicensee Fees as of such date (such cumulative amount equal to $[***] after such True-Up Payment) equals the Milestone Payment Sum as of such date (which is $[***], including the milestone payment amount under Section 5.3(a)(i)(3) for achieving a [***] milestone)

•	Sublicense Fee of $[***] by the date [***] after [***] ([***]% of the milestone payment paid by Sublicensee to MirnaRx for [***])

•

Sublicense Fee of $[***], by the date [***] after [***] (equal to [***]% of the milestone payment by the Sublicensee, plus a “True-up Payment” of $[***], such that the Cumulative Sublicensee Fees as of such date (such cumulative amount equal to $[***] after such True-Up Payment) equals the Milestone Payment Sum as of such date (which is $[***], including the milestone payment amount under Section 5.3(a)(i)(4) for [***]

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APPENDIX C

JOINT PRESS RELEASE

Marina Biotech and Mirna Therapeutics Announce License

Agreement for the Development of microRNA-based Therapeutics

- Mirna Therapeutics will develop oncology-focused compounds utilizing their proprietary microRNAs combined with Marina Biotech’s novel SMARTICLES® liposomal delivery technology -

Bothell, WA and Austin, TX December 23, 2011 – Marina Biotech, Inc. (Nasdaq: MRNA), a leading oligonucleotide-based drug discovery and development company, and Mirna Therapeutics, Inc. (Mirna), a privately-held biotechnology company pioneering microRNA (miRNA) replacement therapy for cancer, announced today that they have entered into a license agreement regarding the development and commercialization of microRNA-based therapeutics utilizing Mirna’s proprietary microRNAs and Marina Biotech’s novel SMARTICLES liposomal delivery technology. Mirna will have full responsibility for the development and commercialization of any products arising under the Agreement and Marina Biotech will support pre-clinical and process development efforts. Under terms of the Agreement, Marina Biotech could receive up to $63 million in total upfront, clinical and commercialization milestone payments, as well as royalties on sales, based on the successful outcome of the collaboration. Further terms of the Agreement were not disclosed.

“Given the challenge of effectively delivering oligonucleotides to target tissues, we devoted considerable effort to identifying an optimal delivery technology that would allow for systemic administration of our potent miRNA tumor suppressors and which is already in clinical testing,” said Paul Lammers, M.D., M.Sc., President and CEO of Mirna Therapeutics. “With the dramatic in vivo results achieved with our miRNA mimics, we believe the SMARTICLES technology solves the delivery challenge for us, and we are now looking forward to bringing our miRNA mimics into the clinic in the next 18 months as promising targeted cancer therapeutics.

“We are extremely pleased to have entered into this relationship with a company as well respected in the area of microRNA-based therapeutics as Mirna Therapeutics,” stated J. Michael French, President and CEO of Marina Biotech. “We are excited to see the continued advancement of oligonucleotide-based therapeutics and to be able to provide a technology capable of effectively delivering, in this case, systemically administered miRNA mimetics. We look forward to the rapid advancement of Mirna Therapeutics’ clinical pipeline and the opportunity to bring novel therapeutics to patients in need.”

In a recent poster entitled “The Development of a miRNA-based Therapeutic Candidate for Hepatocellular Carcinoma,” presented at the November, 2011 AACR-NCI-EORTC International

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Conference on Molecular Targets and Cancer Therapeutics in San Francisco, CA, Mirna scientists showed that mimics of five tumor suppressor miRNAs, including miR-34 and let-7, all significantly inhibited the growth of liver tumors compared to animals treated with formulated negative control miRNAs. The five miRNA mimics were complexed with Marina Biotech’s SMARTICLES delivery formulation and injected into NOD/SCID mice with orthotopically grown Hep3B human liver cancer xenografts.

The companies will present their respective science and technologies at the upcoming Biotech Showcase™ 2012, January 9-11, 2012 at the Parc 55 Wyndham San Francisco – Union Square at 55 Cyril Magnin Street, San Francisco, CA. Mirna Therapeutics will present on Monday, 9 January at 3:00 pm and Marina Biotech will present on Tuesday, 10 January at 2:30 pm.

About Marina Biotech, Inc.

Marina Biotech is a biotechnology company focused on the development and commercialization of oligonucleotide-based therapeutics utilizing multiple mechanisms of action including RNA interference (RNAi) and messenger RNA translational blocking. The Marina Biotech pipeline currently includes a clinical program in Familial Adenomatous Polyposis (a precancerous syndrome) and two preclinical programs — in bladder cancer and malignant ascites. Marina Biotech entered into an exclusive agreement with The Debiopharm Group for the development and commercialization of the bladder cancer program. Marina Biotech’s goal is to improve human health through the development of RNAi- and oligonucleotide-based compounds and drug delivery technologies that together provide superior therapeutic options for patients. Additional information about Marina Biotech is available at http://www.marinabio.com.

About Mirna Therapeutics, Inc.

Mirna Therapeutics is a biotechnology company focused on the development and commercialization of microRNA (miRNA) therapeutics. The Company has a substantial intellectual property portfolio on the therapeutic use of miRNAs developed by its own scientists as well as in-licensed from other institutions. Mirna’s IP portfolio contains >300 miRNAs with applications in oncology and other diseases. Oncology-directed miRNAs include those that are key tumor suppressors in cancer, such as miR-34 and let-7 that have proven to block tumor growth in a number of different pre-clinical animal studies. The Company, founded in 2007, is located in Austin, Texas, and has received significant funding from the State of Texas, both through the State’s Emerging Technology Fund and from the Cancer Prevention and Research Institute of Texas (CPRIT). Mirna Therapeutics is the recipient of a $10.3 million commercialization award from CPRIT. For more information, visit www.mirnarx.com

Forward-Looking Statements

Statements made in this news release may be forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that

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[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of Marina Biotech to obtain additional funding; (ii) the ability of Marina Biotech to attract and/or maintain manufacturing, research, development and commercialization partners; (iii) the ability of Marina Biotech and/or a partner to successfully complete product research and development, including preclinical and clinical studies and commercialization; (iv) the ability of Marina Biotech and/or a partner to obtain required governmental approvals; and (v) the ability of Marina Biotech and/or a partner to develop and commercialize products prior to, and that can compete favorably with those of, competitors. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in Marina Biotech’s most recent periodic reports on Form 10-K and Form 10-Q that are filed with the Securities and Exchange Commission. Marina Biotech assumes no obligation to update and supplement forward-looking statements because of subsequent events.

Marina Biotech, Inc.

Philip Ranker

Interim Chief Financial Officer

(425) 908-3615

pranker@marinabio.com

Mirna Therapeutics, Inc.

Paul Lammers, M.D., M.Sc.

President and Chief Executive Officer

(512) 901-0900

plammers@mirnarx.com

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